SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 10, 2004


                              99 CENTS ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000 East Union Pacific Avenue
  City of Commerce, California                                   90023
  (Address of Principal Executive Offices)                     (Zip Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     Effective September 10, 2004, William Christy retired from his position as a director of 99 Cents Only Stores (the "Company"). His retirement was not because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Christy, age 73, had served on the Company's board of directors since 1992.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            99 CENTS ONLY STORES

Date:  September 15, 2004                   By:  /S/ ANDREW FARINA


                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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